SunTrust Retail Line of Business

Ryan Beck & Co. Financial Institutions Investor Conference

November 2005

Gene Kirby

Corporate Executive Vice President

Retail Line of Business Manager

LEGAL DISCLOSURE

This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to, statements about the benefits of the merger between SunTrust Banks, Inc. (“SunTrust”) and
National Commerce Financial Corporation (“NCF”), including future financial and operating results, SunTrust’s plans, objectives, expectations and intentions and other statements that are not historical facts.  Such statements are based upon the current beliefs and expectations of SunTrust’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with clients, employees or suppliers;
increased competition and its effects on pricing, spending, third-party relationships and revenues; the risk of new and changing regulation in the U.S. and internationally.  Additional factors that could cause SunTrust’s results to differ materially from those described in the forward-looking statements can be found SunTrust’s 2004 Annual Report on Form 10-K, and in the Quarterly Reports on Form 10-Q and 10-Q/A of SunTrust and NCF filed with the
Securities and Exchange Commission and available at the Securities and Exchange
Commission’s internet site (http://www.sec.gov).  The forward-looking statements in this presentation speak only as of the date of the filing, and SunTrust does not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

SUNTRUST VALUE PROPOSITION

Delivery Scale/

Multiple Channels

Product Array

and Expertise

Ability to Serve

All Segments

True

Client Management

Personalized,

Quality Service

Decisions Close

to Customer

Deliver “Big Bank”
Capabilities

Local Decisions and
Responsiveness

with

SunTrust’s Mission… HELP PEOPLE AND INSTITUTIONS PROSPER

Retail Value Proposition

SunTrust Value Proposition

Consistently doing the right thing for the client to deliver the perfect client experience

DELIVERING THE PERFECT CLIENT EXPERIENCE

We’ve made investments in a number of key areas to deliver the Perfect Client Experience

Perfect Client Experience

We have developed and instituted a common Branch Operating Model across all the markets we serve.

We have enhanced our product set for consumers and small businesses through new and streamlined product offerings.

We have created an efficient delivery system for growing our home equity lending.

We have invested in channels including traditional branches, in-store branches, online banking, ATMs and call centers.

We have focused on acquiring and developing top talent across our retail banking franchise.

SUNTRUST’S BRANCH OPERATING MODEL

Our Branch Operating Model is designed to deliver a consistent, distinctive approach across the network

Key elements of the Branch Operating Model:

Provides managers with a blueprint for achieving sales, service and occupational excellence

Reinforced through the branch certification program

Profiling and needs based selling

Team rewards tied to sales, retention and balance sheet growth

Clarity around roles and responsibilities

Sales coaching tools and daily results tracking

Consistent sales management discipline

Intense performance and talent management

SunTrust

SunTrust
VISA

SunTrust

OFFICIAL BANK NASCAR

SunTrust
DEBIT
VISA

EXPANDING PRODUCT OFFERINGS

We’ve designed products to meet the needs of preferences of consumer and small business clients

Example Product Enhancements/Additions Made In the Last Two Years

New personal and business checking line up
- including Free Checking

Simple to Buy and Simple to Sell

More value to the client

Helped increase new account sales
and decrease account attrition

Launched Visa Extras to enhance check
card sales and usage

Fastest sign up rate of any new issuer

Introduced Fast Access small business line of
credit

Market and segment tailored offerings such as
NASCAR checking and Atlanta Falcons pack

Added convenience for small
businesses

GROWTH & EFFICIENCY IN CONSUMER LENDING

We’ve re-engineered back office processes for a faster, more efficient delivery of home equity products

Total Home Equity Line Portfolio Growth

CAGR = 40%

(3rd Quarter Average, Dollars in Millions)

$4,571

$6,341

$8,239

$12,649

2002

2003

2004

2005

Technology and process improvements
have sped up delivery times by 31%
and helped drive home equity growth

Our focus is on quickly responding to all
consumer loan requests:

96% of loans and lines are decisioned
within 2 hours

93% of client communication occurs
within 1 hour

Cross LOB partnership with SunTrust
Mortgage is driving additional growth

Ramping up Home Equity production
through Mortgage Cross Sell Team &
Mortgage Loan Officers

Over 36 months we’ve experienced a 44%
reduction in the cost per booked loan

We’ve maintained consistent credit
underwriting guidelines during this growth

INVESTING IN DELIVERY CHANNELS

New traditional and
in-store branches

Branch renovation

Upgraded and
personalized ATMs

Redesigned, easier
to navigate
SunTrust.com

SunTrust Online
personal banking
customization

Expanded Business
Banking online
functionality

Improved call
center capabilities
for consumer and
small business
clients

We’ve improved client convenience and expanded client acquisition opportunities across all channels

SunTrust

SunTrust Personal Finance
Find your nearest ATM or branch.
My Online Access
Banking
Borrowing
Investing
Insuring
Managing Wealth
Tools & Planning
Easy access to other areas of the site.
Tabs provide quick and easy access to what you need.
My Online Access
Receive special offers available only to online banking customers.
Message Center
Access Your Statements
View your Online Statements in Online Banking.
Receive and send secure messages.
Accounts Summary
Deposit
Available Balance
Signature Advantage
Net Market Value
CD/IRA
Current Balance
Loans/Lines/Credit Cards
Balance
Stocks
Index
Last
Change
Choose market information you want to watch.
View your account summaries at a glance.
Weather
News
Customize your news.
Localize your weather.

ENHANCING ONLINE BANKING

We’ve enhanced and expanded online banking capabilities for consumer and small business clients

Consumer Online Banking

Small Business Online Banking

Online Banking portal with personalized stock
quotes, news and weather

Added convenience and one-click easy
access for common transactions and
payments

Expanded planning tools and content

Online banking capabilities designed for
small business clients

Differentiated authentication and access

Expanded corporate type cash
management capabilities

Tiered product offering allows us to meet
changing needs of business clients

          SunTrust is a major in-store banking player

330

Total

4

Other

South Carolina

BI-LO

North Carolina

Harris Teeter

Washington/Baltimore

Safeway

Primarily GA and FL

Wal-Mart

Georgia

Publix

TN, GA, VA, MS

Kroger

Locations

Current
Branches

SunTrust is providing state-of-the-art convenient branch access for consumer and business clients

SunTrust has in-store branches
with four out of the top five
retailers (Wal-Mart, Kroger,
Safeway, Publix) who have
in-store banking partners

OPTIMIZING THE BRANCH NETWORK

SunTrust continues to place an emphasis
on enhancing our branch network,
closing underperformers and
redeploying assets to high opportunity
growth markets

A highly analytical process for adding and
monitoring new branches includes:

Stack ranking opportunities across the
footprint

Investing in the right locations

Tracking performance versus
business plans

SunTrust is aggressively targeting the
in-store channel as a key strategy to:

Enhance customer convenience

Grow the client base

Increase existing customer sales

Reduce capital expenditures

TALENT MANAGEMENT IS THE KEY TO SUCCESS

Performance
Measurement and
Management

Top Player Retention

Reward and Recognition
Programs

We view our people as the critical differentiating factor for delivering the Perfect Client Experience

Branch Certification

PPI/Mystery Shopping

Edge$ell Daily Sales Tracking

Separate Personal and
Business product sales goals
at the branch level

Stack rank our Branch
Managers and Business
Bankers to identify top
players for future
advancement

Management attention and
recognition of top performers

Career pathing and
progression

Address the quality of
managers

Move out underperformers

Provide training and career
development through
SunTrust University

Sales and trip reward
programs

100% Club program

Link merit increases to stack
rankings

Cross-LOB referral programs

Tie incentive rewards to sales
production, retention and
balance sheet goals

DELIVERING THE PERFECT CLIENT EXPERIENCE

Product and
Service
Capabilities

Distribution
Channel
Investment

Talent Management

Operating
Model
Execution

Deliver “Big Bank”
Capabilities

Local Decisions and
Responsiveness

with

HELP PEOPLE AND INSTITUTIONS PROSPER

SunTrust’s Mission… Provide financial services that meet the needs, exceed the expectations and enhance the lives of our colleagues, clients, communities and ultimately our shareholders